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                                                                     EXHIBIT 32


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of AtheroGenics, Inc. (the "Company") on Form 10-Q for the quarter ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Russell M. Medford, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ RUSSELL M. MEDFORD
                                        ---------------------------------------
                                        Russell M. Medford
                                        President and Chief Executive Officer
                                        August 13, 2003

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                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of AtheroGenics, Inc. (the "Company") on Form 10-Q for the quarter ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark
P. Colonnese, Senior Vice President of Finance and Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ MARK P. COLONNESE
                                        ---------------------------------------
                                        Mark P. Colonnese
                                        Senior Vice President of Finance and
                                        Administration and Chief
                                        Financial Officer
                                        August 13, 2003